EX-99.(A)(112)

AMENDMENT NO. 111

TO THE

DECLARATION OF TRUST

OF

GOLDMAN SACHS TRUST

This AMENDMENT NO. 111 to the AGREEMENT AND DECLARATION OF TRUST (the “Declaration”) as amended, dated the 28th day of January, 1997 of Goldman Sachs Trust (the “Trust”) is made by the Trustees named below as of June 17, 2020:

WHEREAS, the Trustees have established the Trust for the investment and reinvestment of funds contributed thereto; and

WHEREAS, the Trustees divided the beneficial interest in the Trust assets into transferable shares of beneficial interest and divided such shares of beneficial interest into separate Series and Classes; and

WHEREAS, the Trustees desire to rename the Goldman Sachs Hedged Equity Fund the “Goldman Sachs Defensive Equity Fund;” and

WHEREAS, the Trustees desire to rename the Goldman Sachs Blue Chip Fund the “Goldman Sachs U.S. Equity ESG Fund,” effective on or about August 30, 2020; and

NOW, THEREFORE, in consideration of the foregoing premises and the agreements contained herein, the undersigned, being all of the Trustees of the Trust and acting in accordance with Article V, Section 1 of the Declaration, hereby amend Article V, Section 1 of the Declaration in its entirety as follows:

The Trust shall consist of one or more Series. Without limiting the authority of the Trustees to establish and designate any further Series, the Trustees hereby establish the following 90 Series: Goldman Sachs Clean Energy Income Fund, Goldman Sachs Defensive Equity Fund, Goldman Sachs Income Fund, Goldman Sachs Municipal Income Completion Fund, Goldman Sachs ESG Emerging Markets Equity Fund, Goldman Sachs Small Cap Growth Fund, Goldman Sachs MLP & Energy Fund (effective on or about June 26, 2020, “Goldman Sachs Energy Infrastructure Fund”), Goldman Sachs Strategic Factor Allocation Fund, Goldman Sachs Financial Square Federal Instruments Fund, Goldman Sachs Global Real Estate Securities Fund, Goldman Sachs Global Infrastructure Fund, Goldman Sachs Focused Value Fund, Goldman Sachs Investor Money Market Fund, Goldman Sachs Global Managed Beta Fund, Goldman Sachs Tactical Tilt Overlay Fund, Goldman Sachs Small/Mid Cap Value Fund, Goldman Sachs Short-Term Conservative Income Fund, Goldman Sachs Long Short Credit Strategies Fund, Goldman Sachs MLP Energy Infrastructure Fund, Goldman Sachs Short Duration Income Fund, Goldman Sachs Rising Dividend Growth Fund, Goldman Sachs Managed Futures Strategy Fund, Goldman Sachs High Yield Floating Rate Fund, Goldman Sachs Imprint Emerging Markets Opportunities Fund, Goldman Sachs Strategic Income Fund, Goldman Sachs Alternative Premia Fund, Goldman Sachs Blue Chip Fund (effective on or about August 30, 2020, “Goldman Sachs U.S. Equity ESG Fund”), Goldman Sachs Flexible Cap Fund, Goldman Sachs Local Emerging Markets Debt Fund, Goldman Sachs Absolute Return Tracker Fund, Goldman Sachs Inflation Protected Securities Fund, Goldman Sachs Tax-Advantaged Global Equity Portfolio, Goldman Sachs Enhanced Dividend Global Equity Portfolio, Goldman Sachs International Tax-Managed Equity Fund, Goldman Sachs International Small Cap Insights Fund, Goldman Sachs Emerging Markets Equity Insights Fund, Goldman Sachs International Equity Dividend and

Premium Fund, Goldman Sachs Satellite Strategies Portfolio, Goldman Sachs Small Cap Value Insights Fund, Goldman Sachs Small Cap Growth Insights Fund, Goldman Sachs International Equity Income Fund, Goldman Sachs Commodity Strategy Fund, Goldman Sachs Bond Fund, Goldman Sachs International Real Estate Securities Fund, Goldman Sachs U.S. Equity Dividend and Premium Fund, Goldman Sachs Small/Mid Cap Growth Fund, Goldman Sachs U.S. Mortgages Fund, Goldman Sachs Investment Grade Credit Fund, Goldman Sachs Emerging Markets Debt Fund, Goldman Sachs High Quality Floating Rate Fund, Goldman Sachs Short Duration Government Fund, Goldman Sachs Short Duration Tax-Free Fund, Goldman Sachs Core Fixed Income Fund, Goldman Sachs Global Core Fixed Income Fund, Goldman Sachs Government Income Fund, Goldman Sachs Dynamic Municipal Income Fund, Goldman Sachs High Yield Fund, Goldman Sachs High Yield Municipal Fund, Goldman Sachs Enhanced Income Fund, Goldman Sachs Income Builder Fund, Goldman Sachs Large Cap Growth Insights Fund, Goldman Sachs U.S. Equity Insights Fund, Goldman Sachs Small Cap Equity Insights Fund, Goldman Sachs International Equity Insights Fund, Goldman Sachs Equity Income Fund, Goldman Sachs Capital Growth Fund, Goldman Sachs Mid Cap Value Fund, Goldman Sachs Small Cap Value Fund, Goldman Sachs International Equity ESG Fund, Goldman Sachs China Equity Fund, Goldman Sachs Emerging Markets Equity Fund, Goldman Sachs Real Estate Securities Fund, Goldman Sachs Large Cap Value Insights Fund, Goldman Sachs Strategic Growth Fund, Goldman Sachs Growth Opportunities Fund, Goldman Sachs Technology Opportunities Fund, Goldman Sachs Large Cap Value Fund, Goldman Sachs Concentrated Growth Fund, Goldman Sachs U.S. Tax-Managed Equity Fund, Goldman Sachs Growth Strategy Portfolio, Goldman Sachs Dynamic Global Equity Fund, Goldman Sachs Balanced Strategy Portfolio, Goldman Sachs Growth and Income Strategy Portfolio, Goldman Sachs Financial Square Prime Obligations Fund, Goldman Sachs Financial Square Government Fund, Goldman Sachs Financial Square Treasury Obligations Fund, Goldman Sachs Financial Square Money Market Fund, Goldman Sachs Investor Tax-Exempt Money Market Fund, Goldman Sachs Financial Square Treasury Solutions Fund and Goldman Sachs Financial Square Treasury Instruments Fund (the “Existing Series”). Each additional Series shall be established and is effective upon the adoption of a resolution of a majority of the Trustees or any alternative date specified in such resolution. The Trustees may designate the relative rights and preferences of the Shares of each Series. The Trustees may divide the Shares of any Series into Classes. Without limiting the authority of the Trustees to establish and designate any further Classes, the Trustees hereby establish the following classes of shares with respect to the series set forth below:

Class A Shares:	Goldman Sachs Clean Energy Income Fund, Goldman Sachs Defensive Equity Fund, Goldman Sachs Income Fund, Goldman Sachs ESG Emerging Markets Equity Fund, Goldman Sachs Small Cap Growth Fund, Goldman Sachs MLP & Energy Fund (effective on or about June 26, 2020, “Goldman Sachs Energy Infrastructure Fund”), Goldman Sachs Financial Square Government Fund, Goldman Sachs Investor Tax-Exempt Money Market Fund, Goldman Sachs Investor Money Market Fund, Goldman Sachs Global Real Estate Securities Fund, Goldman Sachs Global Infrastructure Fund, Goldman Sachs Focused Value Fund, Goldman Sachs Small/Mid Cap Value Fund, Goldman Sachs Long Short Credit Strategies Fund, Goldman Sachs MLP Energy Infrastructure Fund, Goldman Sachs Short Duration Income Fund, Goldman Sachs Rising Dividend Growth Fund, Goldman Sachs Managed Futures Strategy Fund, Goldman Sachs High Yield Floating Rate Fund, Goldman Sachs Imprint Emerging Markets Opportunities Fund, Goldman Sachs Strategic Income Fund, Goldman Sachs Alternative Premia Fund, Goldman Sachs Blue Chip Fund (effective on or about August 30, 2020, “Goldman Sachs U.S. Equity ESG Fund”), Goldman Sachs Flexible Cap Fund, Goldman Sachs Local Emerging Markets Debt Fund, Goldman Sachs Absolute Return Tracker Fund, Goldman Sachs Inflation Protected Securities Fund, Goldman Sachs Tax-Advantaged Global Equity Portfolio, Goldman Sachs Enhanced Dividend Global Equity Portfolio, Goldman Sachs International Tax-Managed Equity Fund, Goldman Sachs International Small Cap Insights Fund, Goldman Sachs Emerging Markets Equity Insights Fund, Goldman Sachs International Equity Dividend and Premium Fund, Goldman Sachs Satellite Strategies Portfolio, Goldman Sachs Small Cap Value Insights Fund, Goldman Sachs Small Cap Growth Insights Fund, Goldman Sachs International Equity Income Fund, Goldman Sachs Commodity Strategy Fund, Goldman Sachs Bond Fund, Goldman Sachs International Real Estate Securities Fund, Goldman Sachs U.S. Equity Dividend and Premium Fund, Goldman Sachs Small/Mid Cap Growth Fund, Goldman Sachs U.S. Mortgages Fund, Goldman Sachs Investment Grade Credit Fund, Goldman Sachs Emerging Markets Debt Fund, Goldman Sachs High Quality Floating Rate Fund, Goldman Sachs Global Core Fixed Income Fund, Goldman Sachs Government Income Fund, Goldman Sachs Dynamic Municipal

Income Fund, Goldman Sachs High Yield Fund, Goldman Sachs Short Duration Government Fund, Goldman Sachs Short Duration Tax-Free Fund, Goldman Sachs Core Fixed Income Fund, Goldman Sachs High Yield Municipal Fund, Goldman Sachs Enhanced Income Fund, Goldman Sachs Income Builder Fund, Goldman Sachs U.S. Equity Insights Fund, Goldman Sachs Small Cap Equity Insights Fund, Goldman Sachs International Equity Insights Fund, Goldman Sachs Large Cap Growth Insights Fund, Goldman Sachs Equity Income Fund, Goldman Sachs Mid Cap Value Fund, Goldman Sachs Capital Growth Fund, Goldman Sachs Small Cap Value Fund, Goldman Sachs Concentrated Growth Fund, Goldman Sachs International Equity ESG Fund, Goldman Sachs Emerging Markets Equity Fund, Goldman Sachs China Equity Fund, Goldman Sachs Real Estate Securities Fund, Goldman Sachs Large Cap Value Insights Fund, Goldman Sachs Strategic Growth Fund, Goldman Sachs Growth Opportunities Fund, Goldman Sachs Technology Opportunities Fund, Goldman Sachs Large Cap Value Fund, Goldman Sachs U.S. Tax-Managed Equity Fund, Goldman Sachs Growth Strategy Portfolio, Goldman Sachs Dynamic Global Equity Fund, Goldman Sachs Balanced Strategy Portfolio, Goldman Sachs Growth and Income Strategy Portfolio, and Goldman Sachs Short-Term Conservative Income Fund.

Class C Shares:	Goldman Sachs Clean Energy Income Fund, Goldman Sachs Defensive Equity Fund, Goldman Sachs Income Fund, Goldman Sachs ESG Emerging Markets Equity Fund, Goldman Sachs Small Cap Growth Fund, Goldman Sachs MLP & Energy Fund (effective on or about June 26, 2020, “Goldman Sachs Energy Infrastructure Fund”), Goldman Sachs Financial Square Government Fund, Goldman Sachs Investor Tax-Exempt Money Market Fund, Goldman Sachs Investor Money Market Fund, Goldman Sachs Global Real Estate Securities Fund, Goldman Sachs Global Infrastructure Fund, Goldman Sachs Focused Value Fund, Goldman Sachs Small/Mid Cap Value Fund, Goldman Sachs Long Short Credit Strategies Fund, Goldman Sachs MLP Energy Infrastructure Fund, Goldman Sachs Short Duration Income Fund, Goldman Sachs Rising Dividend Growth Fund, Goldman Sachs Managed Futures Strategy Fund, Goldman Sachs High Yield Floating Rate Fund, Goldman Sachs Imprint Emerging Markets Opportunities Fund, Goldman Sachs Strategic Income Fund, Goldman Sachs Financial Square Prime Obligations Fund, Goldman Sachs Alternative Premia Fund, Goldman Sachs Blue Chip Fund (effective on or about August 30, 2020, “Goldman Sachs U.S. Equity ESG Fund”), Goldman Sachs Flexible Cap Fund, Goldman Sachs Local Emerging Markets Debt Fund, Goldman Sachs Absolute Return Tracker Fund, Goldman Sachs Inflation Protected Securities Fund, Goldman Sachs International Tax-Managed Equity Fund, Goldman Sachs International Small Cap Insights Fund, Goldman Sachs Emerging Markets Equity Insights Fund, Goldman Sachs International Equity Dividend and Premium Fund, Goldman Sachs Satellite Strategies Portfolio, Goldman Sachs Small Cap Value Insights Fund, Goldman Sachs Small Cap Growth Insights Fund, Goldman Sachs International Equity Income Fund, Goldman Sachs Emerging Markets Debt Fund, Goldman Sachs Commodity Strategy Fund, Goldman Sachs Bond Fund, Goldman Sachs International Real Estate Securities Fund, Goldman Sachs U.S. Equity Dividend and Premium Fund, Goldman Sachs Small/Mid Cap Growth Fund, Goldman Sachs Global Core Fixed Income Fund, Goldman Sachs Government Income Fund, Goldman Sachs Dynamic Municipal Income Fund, Goldman Sachs High Yield Fund, Goldman Sachs Short Duration Government Fund, Goldman Sachs Short Duration Tax-Free Fund, Goldman Sachs Core Fixed Income Fund, Goldman Sachs High Yield Municipal Fund, Goldman Sachs Income Builder Fund, Goldman Sachs U.S. Equity Insights Fund, Goldman Sachs Small Cap Equity Insights Fund, Goldman Sachs International Equity Insights Fund, Goldman Sachs Large Cap Growth Insights Fund, Goldman Sachs Equity Income Fund, Goldman Sachs Mid Cap Value Fund, Goldman Sachs Capital Growth Fund, Goldman Sachs Small Cap Value Fund, Goldman Sachs Concentrated Growth Fund, Goldman Sachs International Equity ESG Fund, Goldman Sachs Emerging Markets Equity Fund, Goldman Sachs China Equity Fund, Goldman Sachs Real Estate Securities Fund, Goldman Sachs Large Cap Value Insights Fund, Goldman Sachs Strategic Growth Fund, Goldman Sachs Growth Opportunities Fund, Goldman Sachs Technology Opportunities Fund, Goldman Sachs Large Cap Value Fund, Goldman Sachs U.S. Tax-Managed Equity Fund, Goldman Sachs Growth Strategy Portfolio, Goldman Sachs Dynamic Global Equity Fund, Goldman Sachs Balanced Strategy Portfolio, and Goldman Sachs Growth and Income Strategy Portfolio.

Institutional Shares:	Goldman Sachs Clean Energy Income Fund, Goldman Sachs Defensive Equity Fund, Goldman Sachs Income Fund, Goldman Sachs ESG Emerging Markets Equity Fund, Goldman Sachs Small Cap Growth Fund, Goldman Sachs MLP & Energy Fund (effective on or about June 26, 2020, “Goldman Sachs Energy Infrastructure Fund”), Goldman Sachs Strategic Factor Allocation Fund, Goldman Sachs Financial Square Federal Instruments Fund, Goldman Sachs Global Real Estate Securities Fund, Goldman Sachs Global Infrastructure Fund, Goldman Sachs Focused Value Fund, Goldman Sachs Investor Money Market Fund, Goldman Sachs Global Managed Beta Fund, Goldman Sachs Tactical Tilt Overlay Fund, Goldman Sachs Small/Mid Cap Value Fund, Goldman Sachs Short-Term Conservative Income Fund, Goldman Sachs Long Short Credit Strategies Fund, Goldman Sachs MLP Energy Infrastructure Fund, Goldman Sachs Short Duration Income Fund, Goldman Sachs Rising Dividend Growth Fund, Goldman Sachs Managed Futures Strategy Fund, Goldman Sachs High Yield Floating Rate Fund, Goldman Sachs Imprint Emerging Markets Opportunities Fund, Goldman Sachs Strategic Income Fund, Goldman Sachs Alternative Premia Fund, Goldman Sachs Blue Chip Fund (effective on or about August 30, 2020, “Goldman Sachs U.S. Equity ESG Fund”), Goldman Sachs Flexible Cap Fund, Goldman Sachs Local Emerging Markets Debt Fund, Goldman Sachs Absolute Return Tracker Fund, Goldman Sachs Inflation Protected Securities Fund, Goldman Sachs Tax-Advantaged Global Equity Portfolio, Goldman Sachs Enhanced Dividend Global Equity Portfolio, Goldman Sachs International Tax-Managed Equity Fund, Goldman Sachs International Small Cap Insights Fund, Goldman Sachs Emerging Markets Equity Insights Fund, Goldman Sachs International Equity Dividend and Premium Fund, Goldman Sachs Satellite Strategies Portfolio, Goldman Sachs Small Cap Value Insights Fund, Goldman Sachs Small Cap Growth Insights Fund, Goldman Sachs International Equity Income Fund, Goldman Sachs Commodity Strategy Fund, Goldman Sachs Bond Fund, Goldman Sachs International Real Estate Securities Fund, Goldman Sachs U.S. Equity Dividend and Premium Fund, Goldman Sachs Small/Mid Cap Growth Fund, Goldman Sachs U.S. Mortgages Fund, Goldman Sachs Investment Grade Credit Fund, Goldman Sachs Emerging Markets Debt Fund, Goldman Sachs High Quality Floating Rate Fund, Goldman Sachs Short Duration Government Fund, Goldman Sachs Short Duration Tax-Free Fund, Goldman Sachs Government Income Fund, Goldman Sachs Dynamic Municipal Income Fund, Goldman Sachs Core Fixed Income Fund, Goldman Sachs High Yield Municipal Fund, Goldman Sachs Global Core Fixed Income Fund, Goldman Sachs High Yield Fund, Goldman Sachs Enhanced Income Fund, Goldman Sachs Income Builder Fund, Goldman Sachs Small Cap Value Fund, Goldman Sachs Concentrated Growth Fund, Goldman Sachs Capital Growth Fund, Goldman Sachs Cap Large Growth Insights Fund, Goldman Sachs U.S. Equity Insights Fund, Goldman Sachs Small Cap Equity Insights Fund, Goldman Sachs International Equity Insights Fund, Goldman Sachs Equity Income Fund, Goldman Sachs Mid Cap Value Fund, Goldman Sachs International Equity ESG Fund, Goldman Sachs Emerging Markets Equity Fund, Goldman Sachs China Equity Fund, Goldman Sachs Real Estate Securities Fund, Goldman Sachs Large Cap Value Insights Fund, Goldman Sachs Growth Opportunities Fund, Goldman Sachs Strategic Growth Fund, Goldman Sachs Technology Opportunities Fund, Goldman Sachs Large Cap Value Fund, Goldman Sachs U.S. Tax-Managed Equity Fund, Goldman Sachs Financial Square Prime Obligations Fund, Goldman Sachs Financial Square Government Fund, Goldman Sachs Financial Square Treasury Obligations Fund, Goldman Sachs Financial Square Money Market Fund, Goldman Sachs Investor Tax-Exempt Money Market Fund, Goldman Sachs Financial Square Treasury Solutions Fund, Goldman Sachs Financial Square Treasury Instruments Fund, Goldman Sachs Growth Strategy Portfolio, Goldman Sachs Dynamic Global Equity Fund, Goldman Sachs Balanced Strategy Portfolio, and Goldman Sachs Growth and Income Strategy Portfolio.

Service Shares:	Goldman Sachs Financial Square Federal Instruments Fund, Goldman Sachs Investor Money Market Fund, Goldman Sachs Bond Fund, Goldman Sachs Small/Mid Cap Growth Fund, Goldman Sachs High Quality Floating Rate Fund, Goldman Sachs Short Duration Government Fund, Goldman Sachs Short Duration Tax-Free Fund, Goldman Sachs Government Income Fund, Goldman Sachs Dynamic Municipal Income Fund, Goldman Sachs Core Fixed Income Fund, Goldman Sachs High Yield Municipal Fund, Goldman Sachs Global Core Fixed Income Fund, Goldman Sachs High Yield Fund, Goldman Sachs Small Cap Value Fund, Goldman Sachs Capital Growth Fund, Goldman Sachs U.S. Equity Insights Fund, Goldman Sachs Large Cap Growth Insights Fund, Goldman Sachs Small Cap Equity Insights Fund, Goldman Sachs International

Equity Insights Fund, Goldman Sachs Equity Income Fund, Goldman Sachs Mid Cap Value Fund, Goldman Sachs International Equity ESG Fund, Goldman Sachs Emerging Markets Equity Fund, Goldman Sachs China Equity Fund, Goldman Sachs Real Estate Securities Fund, Goldman Sachs Large Cap Value Insights Fund, Goldman Sachs Strategic Growth Fund, Goldman Sachs Growth Opportunities Fund, Goldman Sachs Technology Opportunities Fund, Goldman Sachs Large Cap Value Fund, Goldman Sachs U.S. Tax-Managed Equity Fund, Goldman Sachs Financial Square Prime Obligations Fund, Goldman Sachs Financial Square Government Fund, Goldman Sachs Financial Square Treasury Obligations Fund, Goldman Sachs Financial Square Money Market Fund, Goldman Sachs Investor Tax-Exempt Money Market Fund, Goldman Sachs Financial Square Treasury Solutions Fund, Goldman Sachs Financial Square Treasury Instruments Fund, Goldman Sachs Growth Strategy Portfolio, Goldman Sachs Dynamic Global Equity Fund, Goldman Sachs Balanced Strategy Portfolio, Goldman Sachs Growth and Income Strategy Portfolio, and Goldman Sachs Satellite Strategies Portfolio.

Administration Shares:	Goldman Sachs Financial Square Federal Instruments Fund, Goldman Sachs Investor Money Market Fund, Goldman Sachs Short-Term Conservative Income Fund, Goldman Sachs Financial Square Prime Obligations Fund, Goldman Sachs Financial Square Government Fund, Goldman Sachs Financial Square Treasury Obligations Fund, Goldman Sachs Financial Square Money Market Fund, Goldman Sachs Investor Tax-Exempt Money Market Fund, Goldman Sachs Financial Square Treasury Solutions Fund, Goldman Sachs Financial Square Treasury Instruments Fund, and Goldman Sachs Enhanced Income Fund.

Preferred Administration Shares:	Goldman Sachs Financial Square Federal Instruments Fund, Goldman Sachs Investor Money Market Fund, Goldman Sachs Financial Square Prime Obligations Fund, Goldman Sachs Financial Square Government Fund, Goldman Sachs Financial Square Treasury Obligations Fund, Goldman Sachs Financial Square Money Market Fund, Goldman Sachs Investor Tax-Exempt Money Market Fund, Goldman Sachs Financial Square Treasury Solutions Fund, Goldman Sachs Financial Square Treasury Instruments Fund, and Goldman Sachs Short-Term Conservative Income Fund.

Cash Management Shares:	Goldman Sachs Financial Square Federal Instruments Fund, Goldman Sachs Investor Money Market Fund, Goldman Sachs Financial Square Treasury Solutions Fund, Goldman Sachs Financial Square Money Market Fund, Goldman Sachs Financial Square Prime Obligations Fund, Goldman Sachs Financial Square Government Fund, Goldman Sachs Investor Tax-Exempt Money Market Fund, Goldman Sachs Financial Square Treasury Instruments Fund and Goldman Sachs Financial Square Treasury Obligations Fund.

Select Shares:	Goldman Sachs Financial Square Federal Instruments Fund, Goldman Sachs Investor Money Market Fund, Goldman Sachs Financial Square Prime Obligations Fund, Goldman Sachs Financial Square Government Fund, Goldman Sachs Financial Square Treasury Obligations Fund, Goldman Sachs Financial Square Money Market Fund, Goldman Sachs Investor Tax-Exempt Money Market Fund, Goldman Sachs Financial Square Treasury Solutions Fund, and Goldman Sachs Financial Square Treasury Instruments Fund.

Capital Shares:	Goldman Sachs Financial Square Federal Instruments Fund, Goldman Sachs Investor Money Market Fund, Goldman Sachs Financial Square Prime Obligations Fund, Goldman Sachs Financial Square Government Fund, Goldman Sachs Financial Square Treasury Obligations Fund, Goldman Sachs Financial Square Money Market Fund, Goldman Sachs Investor Tax-Exempt Money Market Fund, Goldman Sachs Financial Square Treasury Solutions Fund, and Goldman Sachs Financial Square Treasury Instruments Fund.

Separate Account Institutional Shares:	Goldman Sachs U.S. Mortgages Fund, Goldman Sachs Investment Grade Credit Fund, and Goldman Sachs Municipal Income Completion Fund.

Class R Shares:	Goldman Sachs Clean Energy Income Fund, Goldman Sachs Defensive Equity Fund, Goldman Sachs Income Fund, Goldman Sachs ESG Emerging Markets Equity Fund, Goldman Sachs Small Cap Growth Fund, Goldman Sachs MLP & Energy Fund (effective on or about June 26, 2020, “Goldman Sachs Energy Infrastructure Fund”), Goldman Sachs Global Real Estate Securities Fund, Goldman Sachs Global Infrastructure Fund, Goldman Sachs Focused Value Fund, Goldman Sachs Emerging Markets Equity Insights Fund, Goldman Sachs Small/Mid Cap Value Fund, Goldman Sachs Long Short Credit Strategies Fund, Goldman Sachs MLP Energy Infrastructure Fund, Goldman Sachs Short Duration Income Fund, Goldman Sachs Rising Dividend Growth Fund, Goldman Sachs Managed Futures Strategy Fund, Goldman Sachs High Yield Floating Rate Fund, Goldman Sachs Strategic Income Fund, Goldman Sachs Strategic Growth Fund, Goldman Sachs Mid Cap Value Fund, Goldman Sachs Flexible Cap Fund, Goldman Sachs Large Cap Value Fund, Goldman Sachs Equity Income Fund, Goldman Sachs Small Cap Value Fund, Goldman Sachs Concentrated Growth Fund, Goldman Sachs Capital Growth Fund, Goldman Sachs Growth Opportunities Fund, Goldman Sachs Small/Mid Cap Growth Fund, Goldman Sachs U.S. Equity Insights Fund, Goldman Sachs Large Cap Value Insights Fund, Goldman Sachs Large Cap Growth Insights Fund, Goldman Sachs Small Cap Equity Insights Fund, Goldman Sachs Small Cap Value Insights Fund, Goldman Sachs Small Cap Growth Insights Fund, Goldman Sachs International Equity Insights Fund, Goldman Sachs International Equity Income Fund, Goldman Sachs Balanced Strategy Portfolio, Goldman Sachs Growth and Income Strategy Portfolio, Goldman Sachs Growth Strategy Portfolio, Goldman Sachs Dynamic Global Equity Fund, Goldman Sachs Satellite Strategies Portfolio, Goldman Sachs Real Estate Securities Fund, Goldman Sachs Commodity Strategy Fund, Goldman Sachs Government Income Fund, Goldman Sachs Core Fixed Income Fund, Goldman Sachs Bond Fund, Goldman Sachs High Yield Fund, Goldman Sachs Inflation Protected Securities Fund, Goldman Sachs Absolute Return Tracker Fund, Goldman Sachs Alternative Premia Fund, and Goldman Sachs Blue Chip Fund (effective on or about August 30, 2020, “Goldman Sachs U.S. Equity ESG Fund”).

Investor Shares:	Goldman Sachs Clean Energy Income Fund, Goldman Sachs Defensive Equity Fund, Goldman Sachs Income Fund, Goldman Sachs Short-Term Conservative Income Fund, Goldman Sachs ESG Emerging Markets Equity Fund, Goldman Sachs Small Cap Growth Fund, Goldman Sachs MLP & Energy Fund (effective on or about June 26, 2020, “Goldman Sachs Energy Infrastructure Fund”), Goldman Sachs Global Real Estate Securities Fund, Goldman Sachs Global Infrastructure Fund, Goldman Sachs Focused Value Fund, Goldman Sachs China Equity Fund, Goldman Sachs Small/Mid Cap Value Fund, Goldman Sachs Long Short Credit Strategies Fund, Goldman Sachs MLP Energy Infrastructure Fund, Goldman Sachs Short Duration Income Fund, Goldman Sachs Rising Dividend Growth Fund, Goldman Sachs Managed Futures Strategy Fund, Goldman Sachs High Yield Floating Rate Fund, Goldman Sachs Imprint Emerging Markets Opportunities Fund, Goldman Sachs Strategic Income Fund, Goldman Sachs Strategic Growth Fund, Goldman Sachs Flexible Cap Fund, Goldman Sachs Large Cap Value Fund, Goldman Sachs Equity Income Fund, Goldman Sachs Mid Cap Value Fund, Goldman Sachs Small Cap Value Fund, Goldman Sachs Concentrated Growth Fund, Goldman Sachs Capital Growth Fund, Goldman Sachs Growth Opportunities Fund, Goldman Sachs Small/Mid Cap Growth Fund, Goldman Sachs U.S. Equity Insights Fund, Goldman Sachs Large Cap Value Insights Fund, Goldman Sachs Large Cap Growth Insights Fund, Goldman Sachs Small Cap Equity Insights Fund, Goldman Sachs Small Cap Value Insights Fund, Goldman Sachs Small Cap Growth Insights Fund, Goldman Sachs International Equity Insights Fund, Goldman Sachs International Equity Income Fund, Goldman Sachs Balanced Strategy Portfolio, Goldman Sachs Growth and Income Strategy Portfolio, Goldman Sachs Growth Strategies Portfolio, Goldman Sachs Dynamic Global Equity Fund, Goldman Sachs Income Strategy Portfolio, Goldman Sachs Satellite Strategies Portfolio, Goldman Sachs Real Estate Securities Fund, Goldman Sachs International Real Estate Securities Fund, Goldman Sachs Commodity Strategy Fund, Goldman Sachs Government Income Fund, Goldman Sachs Core Fixed Income Fund, Goldman Sachs High Quality Floating Rate Fund, Goldman Sachs Short Duration Government Fund, Goldman Sachs Bond Fund, Goldman Sachs High Yield Fund, Goldman Sachs Inflation Protected Securities Fund, Goldman Sachs Absolute Return Tracker Fund, Goldman Sachs Alternative Premia Fund, Goldman Sachs Blue Chip Fund (effective on or about August 30, 2020, “Goldman Sachs U.S. Equity ESG Fund”), Goldman Sachs International Equity ESG Fund, Goldman Sachs Emerging Markets Equity Fund, Goldman Sachs Technology Opportunities Fund, Goldman Sachs U.S. Tax-Managed Equity Fund, Goldman Sachs

International Tax-Managed Equity Fund, Goldman Sachs Emerging Markets Equity Insights Fund, Goldman Sachs International Small Cap Insights Fund, Goldman Sachs Income Builder Fund, Goldman Sachs U.S. Equity Dividend and Premium Fund, Goldman Sachs International Equity Dividend and Premium Fund, Goldman Sachs Enhanced Income Fund, Goldman Sachs Short Duration Tax-Free Fund, Goldman Sachs Dynamic Municipal Income Fund, Goldman Sachs High Yield Municipal Fund, Goldman Sachs U.S. Mortgages Fund, Goldman Sachs Investment Grade Credit Fund, Goldman Sachs Emerging Markets Debt Fund, Goldman Sachs Local Emerging Markets Debt Fund, and Goldman Sachs Global Core Fixed Income Fund.

Premier Shares:	Goldman Sachs Financial Square Federal Instruments Fund, Goldman Sachs Investor Money Market Fund, Goldman Sachs Financial Square Treasury Solutions Fund, Goldman Sachs Financial Square Money Market Fund, Goldman Sachs Financial Square Prime Obligations Fund, Goldman Sachs Financial Square Government Fund, Goldman Sachs Investor Tax-Exempt Money Market Fund, Goldman Sachs Financial Square Treasury Instruments Fund, and Goldman Sachs Financial Square Treasury Obligations Fund.

Resource Shares:	Goldman Sachs Investor Money Market Fund, Goldman Sachs Financial Square Treasury Solutions Fund, Goldman Sachs Financial Square Money Market Fund, Goldman Sachs Financial Square Prime Obligations Fund, Goldman Sachs Financial Square Government Fund, Goldman Sachs Investor Tax-Exempt Money Market Fund, Goldman Sachs Financial Square Treasury Instruments Fund, and Goldman Sachs Financial Square Treasury Obligations Fund.

Class R6 Shares:	Goldman Sachs Clean Energy Income Fund, Goldman Sachs Defensive Equity Fund, Goldman Sachs Income Fund, Goldman Sachs ESG Emerging Markets Equity Fund, Goldman Sachs Small Cap Growth Fund, Goldman Sachs China Equity Fund, Goldman Sachs Dynamic Municipal Income Fund, Goldman Sachs Enhanced Dividend Global Equity Portfolio, Goldman Sachs High Yield Floating Rate Fund, Goldman Sachs High Yield Municipal Fund, Goldman Sachs International Equity Dividend and Premium Fund, Goldman Sachs International Tax-Managed Equity Fund, Goldman Sachs Local Emerging Markets Debt Fund, Goldman Sachs Long Short Credit Strategies Fund, Goldman Sachs Global Managed Beta Fund, Goldman Sachs Managed Futures Strategy Fund, Goldman Sachs MLP Energy Infrastructure Fund, Goldman Sachs Imprint Emerging Markets Opportunities Fund, Goldman Sachs Rising Dividend Growth Fund, Goldman Sachs Short Duration Tax-Free Fund, Goldman Sachs Strategic Factor Allocation Fund, Goldman Sachs Tactical Tilt Overlay Fund, Goldman Sachs Tax-Advantaged Global Equity Fund, Goldman Sachs Technology Opportunities Fund, Goldman Sachs U.S. Equity Dividend and Premium Fund, Goldman Sachs U.S. Tax-Managed Equity Fund, Goldman Sachs MLP & Energy Fund (effective on or about June 26, 2020, “Goldman Sachs Energy Infrastructure Fund”), Goldman Sachs Global Real Estate Securities Fund, Goldman Sachs Global Infrastructure Fund, Goldman Sachs Focused Value Fund, Goldman Sachs Absolute Return Tracker Fund, Goldman Sachs International Real Estate Securities Fund, Goldman Sachs Balanced Strategy Portfolio, Goldman Sachs Bond Fund, Goldman Sachs International Small Cap Insights Fund, Goldman Sachs Capital Growth Fund, Goldman Sachs Investment Grade Credit Fund, Goldman Sachs Commodity Strategy Fund, Goldman Sachs Investor Money Market Fund, Goldman Sachs Concentrated Growth Fund, Goldman Sachs Large Cap Growth Insights Fund, Goldman Sachs Core Fixed Income Fund, Goldman Sachs Large Cap Value Fund, Goldman Sachs Alternative Premia Fund, Goldman Sachs Large Cap Value Insights Fund, Goldman Sachs Emerging Markets Debt Fund, Goldman Sachs Short-Term Conservative Income Fund, Goldman Sachs Emerging Markets Equity Fund, Goldman Sachs Mid Cap Value Fund, Goldman Sachs Emerging Markets Equity Insights Fund, Goldman Sachs Enhanced Income Fund, Goldman Sachs Real Estate Securities Fund, Goldman Sachs Dynamic Global Equity Fund, Goldman Sachs Financial Square Government Fund, Goldman Sachs Satellite Strategies Portfolio, Goldman Sachs Flexible Cap Fund, Goldman Sachs Short Duration Government Fund, Goldman Sachs Short Duration Income Fund, Goldman Sachs International Equity ESG Fund, Goldman Sachs Small Cap Equity Insights Fund, Goldman Sachs Global Core Fixed Income Fund, Goldman Sachs Small Cap Growth Insights Fund, Goldman Sachs Government Income Fund, Goldman Sachs Small Cap Value Fund, Goldman Sachs Growth & Income Strategy Portfolio, Goldman Sachs Small Cap Value Insights Fund, Goldman Sachs Equity Income Fund, Goldman Sachs Small/Mid Cap Growth

Fund, Goldman Sachs Growth Opportunities Fund, Goldman Sachs Small/Mid Cap Value Fund, Goldman Sachs Growth Strategy Portfolio, Goldman Sachs Strategic Growth Fund, Goldman Sachs High Quality Floating Rate Fund, Goldman Sachs Strategic Income Fund, Goldman Sachs High Yield Fund, Goldman Sachs International Equity Income Fund, Goldman Sachs Income Builder Fund, Goldman Sachs Blue Chip Fund (effective on or about August 30, 2020, “Goldman Sachs U.S. Equity ESG Fund”), Goldman Sachs Inflation Protected Securities Fund, Goldman Sachs U.S. Equity Insights Fund, Goldman Sachs International Equity Insights Fund, and Goldman Sachs U.S. Mortgages Fund.

Class P Shares:	Goldman Sachs Clean Energy Income Fund, Goldman Sachs Defensive Equity Fund, Goldman Sachs Income Fund, Goldman Sachs ESG Emerging Markets Equity Fund, Goldman Sachs Absolute Return Tracker Fund, Goldman Sachs Alternative Premia Fund, Goldman Sachs China Equity Fund, Goldman Sachs Balanced Strategy Portfolio, Goldman Sachs Blue Chip Fund (effective on or about August 30, 2020, “Goldman Sachs U.S. Equity ESG Fund”), Goldman Sachs Bond Fund, Goldman Sachs Capital Growth Fund, Goldman Sachs Commodity Strategy Fund, Goldman Sachs Concentrated Growth Fund, Goldman Sachs Core Fixed Income Fund, Goldman Sachs Dynamic Municipal Income Fund, Goldman Sachs Emerging Markets Debt Fund, Goldman Sachs Emerging Markets Equity Fund, Goldman Sachs Emerging Markets Equity Insights Fund, Goldman Sachs Enhanced Dividend Global Equity Portfolio, Goldman Sachs Enhanced Income Fund, Goldman Sachs Dynamic Global Equity Fund, Goldman Sachs Equity Income Fund, Goldman Sachs Financial Square Government Fund, Goldman Sachs Flexible Cap Fund, Goldman Sachs International Equity ESG Fund, Goldman Sachs Focused Value Fund, Goldman Sachs Global Core Fixed Income Fund, Goldman Sachs Global Infrastructure Fund, Goldman Sachs Global Real Estate Securities Fund, Goldman Sachs Government Income Fund, Goldman Sachs Growth and Income Strategy Portfolio, Goldman Sachs Growth Opportunities Fund, Goldman Sachs Growth Strategy Portfolio, Goldman Sachs High Quality Floating Rate Fund, Goldman Sachs High Yield Fund, Goldman Sachs High Yield Floating Rate Fund, Goldman Sachs High Yield Municipal Fund, Goldman Sachs Income Builder Fund, Goldman Sachs Inflation Protected Securities Fund, Goldman Sachs International Equity Dividend and Premium Fund, Goldman Sachs International Equity Insights Fund, Goldman Sachs International Real Estate Securities Fund, Goldman Sachs International Small Cap Insights Fund, Goldman Sachs International Tax-Managed Equity Fund, Goldman Sachs Investment Grade Credit Fund, Goldman Sachs Large Cap Growth Insights Fund, Goldman Sachs Large Cap Value Fund, Goldman Sachs Large Cap Value Insights Fund, Goldman Sachs Local Emerging Markets Debt Fund, Goldman Sachs Long Short Credit Strategies Fund, Goldman Sachs Managed Futures Strategy Fund, Goldman Sachs Mid Cap Value Fund, Goldman Sachs MLP & Energy Fund (effective on or about June 26, 2020, “Goldman Sachs Energy Infrastructure Fund”), Goldman Sachs MLP Energy Infrastructure Fund, Goldman Sachs Imprint Emerging Markets Opportunities Fund, Goldman Sachs Real Estate Securities Fund, Goldman Sachs Rising Dividend Growth Fund, Goldman Sachs Satellite Strategies Portfolio, Goldman Sachs Short Duration Government Fund, Goldman Sachs Short Duration Income Fund, Goldman Sachs Short Duration Tax-Free Fund, Goldman Sachs Short-Term Conservative Income Fund, Goldman Sachs Small Cap Equity Insights Fund, Goldman Sachs Small Cap Growth Fund, Goldman Sachs Small Cap Growth Insights Fund, Goldman Sachs Small Cap Value Fund, Goldman Sachs Small Cap Value Insights Fund, Goldman Sachs Small/Mid Cap Growth Fund, Goldman Sachs Small/Mid Cap Value Fund, Goldman Sachs Strategic Factor Allocation Fund, Goldman Sachs Strategic Growth Fund, Goldman Sachs Strategic Income Fund, Goldman Sachs International Equity Income Fund, Goldman Sachs Tactical Tilt Overlay Fund, Goldman Sachs Tax-Advantaged Global Equity Portfolio, Goldman Sachs Technology Opportunities Fund, Goldman Sachs U.S. Equity Dividend and Premium Fund, Goldman Sachs U.S. Equity Insights Fund, Goldman Sachs U.S. Mortgages Fund and Goldman Sachs U.S. Tax-Managed Equity Fund.

Drexel Hamilton Class Shares:	Goldman Sachs Financial Square Government Fund and Goldman Sachs Financial Square Prime Obligations Fund.

/s/ Dwight L. Bush	/s/ Kathryn A. Cassidy
Dwight L. Bush	Kathryn A. Cassidy
as Trustee and not individually	as Trustee and not individually

/s/ Diana M. Daniels	/s/ Joaquin Delgado
Diana M. Daniels	Joaquin Delgado
as Trustee and not individually	as Trustee and not individually

/s/ James A. McNamara	/s/ Jessica Palmer
James A. McNamara	Jessica Palmer
as Trustee and not individually	as Trustee and not individually

/s/ Roy W. Templin	/s/ Gregory G. Weaver
Roy W. Templin	Gregory G. Weaver
as Trustee and not individually	as Trustee and not individually

9